================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 23, 2002

                                 WorldCom, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Georgia                    0-11258                  58-1521612
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                   Identification Number)
      Incorporation)

                            500 Clinton Center Drive
                           Clinton, Mississippi 39056
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (601) 460-5600

================================================================================

ITEM 5. Other Events.

      On May 23, 2002, the Company announced that it had secured a new $1.5 billion accounts receivable program. The new program, which replaces the Company's $2.0 billion accounts receivable program, does not contain any ratings triggers.

ITEM 7 (C). EXHIBITS.

See Exhibit Index.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WORLDCOM, INC.


Date: May 29, 2002                        By: /s/ SCOTT D. SULLIVAN
                                            -------------------------------
                                            Scott D. Sullivan
                                            Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------

10.1* Third Amended and Restated Receivables Purchase Agreement dated as of May 23, 2002 among MCI WORLDCOM Receivables Corporation, as Seller, and WorldCom, Inc., as Servicer, and Corporate Asset Funding Company, Inc., Charta Corporation, Delaware Funding Corporation, Falcon Asset Securitization Corporation, Jupiter Securitization Corporation, Paradigm Funding LLC, Giro Balanced Funding Corporation, and Liberty Street Funding Corporation, as Purchasers and BankOne, NA (Main Office Chicago) as Managing Agent for Falcon Asset Securitization Corporation and Jupiter Securitization Corporation, and Westdeutsche Landesbank Girozentrale, New York Branch, as Managing Agent for the Paradigm Funding LLC, and Bayerische Landesbank, New York Branch, as Managing Agent for Giro Balanced Funding Corporation and The Bank of Nova Scotia, as Managing Agent for Liberty Street Funding Corporation, and Citicorp North America, Inc., as Managing Agent for Corporate Asset Funding Company, Inc. and Charta Corporation and as Co-Lead Manager, and JPMorgan Chase Bank, as Managing Agent for Delaware Funding Corporation, as Co-Lead Manager and as Administrative Agent

10.2* Amended and Restated Receivables Contribution and Sale Agreement dated May 23, 2002 among MCI WORLDCOM Network Services, Inc., MCI WORLDCOM Communications, Inc., Telecom*USA, Inc. and UUNET Technologies, Inc. as the Sellers, and WORLDCOM, Inc., as the Buyer's Servicer, and MCI WORLDCOM Receivables Corporation as the Buyer

10.3* Second Amended and Restated Receivables Purchase Agreement dated as of May 23,2002 among MCI WORLDCOM Receivables Corporation, as the Seller, WorldCom, Inc., as the Servicer, The Banks Party Thereto, BankOne NA (Main Office Chicago), as a Group Managing Agent, Westdeutsche Landesbank Girozentrale, New York Branch, as a Group Managing Agent, Bayerische Landesbank, New York Branch, as a Group Managing Agent, The Bank of Nova Scotia, as a Group Managing Agent, Citicorp North America, Inc., as a Group Managing Agent and as a Co-Lead Manager, and JPMorgan Chase Bank, as a Group Managing Agent, as Co-Lead Manager and as Administrative Agent

10.4* Second Amended and Restated Undertaking Agreement dated as of May 23, 2002 made by WorldCom, Inc. as the Parent, in favor of the Purchasers Named Therein, The Banks Named Therein, the Managing Agents Named Therein, and JPMorgan Chase Bank, as Administrative Agent

*The registrant hereby agrees to furnish supplementally a copy of any omitted schedules to this Agreement to the SEC upon request.


                                       5